Vertex Energy, Inc. 8-K

Exhibit 10.4

SECOND AMENDMENT TO
PROMISSORY NOTE

THIS SECOND AMENDMENT TO PROMISSORY NOTE (the “Second Amendment”) is made and entered into effective as of this 25th day of February, 2022, by and between Vertex Energy Operating, LLC, a Texas limited liability company (“Vertex”), and HPRM LLC, a Delaware limited liability company (“HPRM”).

W I T N E S S E T H:

WHEREAS, HPRM and Vertex entered into that certain Promissory Note dated July 1, 2021, reference to which is hereby made for all purposes (the “Original Note”); and

WHEREAS, VERTEX and HPRM entered into that certain First Amendment to Promissory Note dated October 11, 2021 (the “First Amendment”); and

WHEREAS, Vertex and HPRM desire to further amend the Original Note (as amended by the First Amendment, the “Note”) to extend the maturity date as provided for herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, it is agreed as follows:

1.      Amendment of Section 2. Section 2 of the Note is hereby amended in its entirety to read as follows:

Due Date. The principal amount of this Note together with accrued interest (the sum of such principal and accrued interest being hereinafter referred to as the “Amount Due”) shall be due on or before the earlier of (the “Due Date”): (i) June 30, 2022; and (ii) five (5) calendar days following the closing of a sale of substantially all the assets of Vertex Refining OH, LLC (“VROH”), and/or the sale of membership interests in VROH possessing voting control (with the consent of Vertex). This Note may be prepaid in whole or in part at any time without premium or penalty and without the consent of the Lender.

2.      Continuation of Note. Except as amended hereby, the Note shall remain in full force and effect.

3.      Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Signatures delivered by facsimile or via e-mail in portable document format (“pdf”) shall be binding for all purposes hereof. Section headings are intended for convenience of reference only and shall not affect in any way the meaning or interpretation of this instrument.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

VERTEX:

VERTEX ENERGY OPERATING LLC

By:

Print Name:	Ben Cowart

Title:	CEO

HPRM:

HPRM LLC
Tensile-Heartland Acquisition Corporation Its: Managing Member

By:

Douglas J. Dossey
Its:	Authorized Representative